UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1401 Enclave Parkway, Suite 600 Houston, TX 77077
(Address of Principal Executive Offices, and Zip Code)

(281) 589-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	New York Stock Exchange
10.0% Series A Cumulative Preferred Stock	CPE.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On June 12, 2019, Callon Petroleum Operating Company (“CPOC”), a wholly owned subsidiary of Callon Petroleum Company (the “Company”), completed its divestiture of certain non-core assets in the southern Midland Basin (the “Ranger Asset Divestiture”) to Sequitur Permian, LLC (the “Purchaser”) for net cash proceeds received at closing of $245 million, including customary purchase price adjustments. The Ranger Asset Divestiture closed pursuant to the Purchase and Sale Agreement, dated as of April 8, 2019 (the “Purchase Agreement”), which also provides for potential contingent consideration payments of up to $60 million based on West Texas Intermediate average annual pricing over a three-year period. Other than the Ranger Asset Divestiture, there is no material relationship between the Company and the Purchaser.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On June 13, 2019, the Company issued a press release announcing that CPOC completed the Ranger Asset Divestiture. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.

The information set forth in this Item 7.01 and in the attached Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(b)    Pro forma financial information.

Unaudited pro forma consolidated financial statements for the year ended December 31, 2018, and the three months ended March 31, 2019, reflecting the Ranger Divestiture are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(d)    Exhibits.

Exhibit Number	Description
2.1	Purchase and Sale Agreement between Callon Petroleum Operating Company and Sequitur Permian, LLC dated April 8, 2019 [1]
99.1	Unaudited Pro Forma Financial Information
99.2	Press release dated June 13, 2019, announcing the Ranger Asset Divestiture

1 Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request. A list identifying the contents of all omitted exhibits and schedules can be found on pages iv and v of Exhibit 2.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

June 13, 2019	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer